SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): June 25, 2001
                                                               -------------

                                EDG Capital, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

          New York                  33-37674-NY                  11-3023098
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      (State or other         (Commission File Number)         (IRS Employer
      jurisdiction of                                        Identification No.)
       incorporation)

                 700 Stewart Avenue, Garden City, New York 11530
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               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (516) 222-7749
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On July 10, 2001, EDG Capital, Inc. announced that Dr. Ira Braunschweig, director of the Center for Medical Oncology, is leaving the Center to accept a position at Brooklyn Hospital. A copy of the press release relating to these events is annexed to this Current Report on Form 8-K as Exhibit 99.1.

      In connection with Dr. Braunschweig's departure, on July 10, 2001, EDG Capital, Inc.'s subsidiary, Isotope Solutions, Inc. ("ISI") terminated its management/license agreement with Dr. Braunschweig's practice group, New York Medical Oncology, PC, d/b/a Center for Medical Oncology. A copy of the Practice Management Services Termination Agreement between ISI and New York Medical Oncology is annexed to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

      On July 10, 2001, EDG Capital, Inc. announced that, on July 9, 2001, ISI received FDA clearance to initiate the first clinical study of its Radioactive Cisplatin product in humans. A copy of the press release relating to these events is annexed to this Current Report on Form 8-K as Exhibit 99.2.

      On July 11, 2001, EDG Capital, Inc. announced that, on June 25, 2001, Wayne S. Court, PhD, MD, the Associate Director of the Center for Molecular Medicine, EDG Capital, Inc.'s radiation oncology managed research group, filed two new provisional patent applications, for nine new radiopharmaceutical technologies for the treatment of cancer, with the U.S. Patent Office. EDG Capital, Inc. additionally announced that, on June 28, 2001, Wayne S. Court, PhD, MD assigned the two provisional patent applications to the Center for Molecular Medicine, which the Center for Molecular Medicine assigned to ISI on June 29, 2001. A copy of the press release relating to these events is annexed to this Current Report on Form 8-K as Exhibit 99.3.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

10.1 Practice Management Services Termination Agreement, dated July 10, 2001, by and between Isotope Solutions, Inc. and New York Medical Oncology, PC.*

99.1 EDG Capital, Inc. Press Release issued July 10, 2001, relating to the resignation of Dr. Ira Braunschweig.*

99.2 EDG Capital, Inc. Press Release issued July 10, 2001, relating to the receipt of FDA clearance to initiate a clinical study.*

99.3 EDG Capital, Inc. Press Release issued July 11, 2001, relating to the filing and assignment of two new provisional patent applications.*

*     Filed herewith.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EDG CAPITAL, INC.


Dated: July 11, 2001                By:  /s/Jack Schwartzberg
                                         -------------------------------
                                            Jack Schwartzberg
                                            Chief Executive Officer, President
                                            and Chairman